Execution Version
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN OMITTED.

FLEXITI SECURITIZATION LIMITED PARTNERSHIP,
BY ITS GENERAL PARTNER, FLEXITI SECURITIZATION GENERAL PARTNER INC.
as Issuer

- and -
FLEXITI SECURITIZATION GENERAL PARTNER INC.
in its own right
- and -
FLEXITI FINANCIAL INC.
as Seller and Initial Servicer
- and -
NATIONAL BANK OF CANADA
as a Class A Noteholder
- and -
PRECISION TRUST
as a Class A Noteholder
- and -
WF TORCA, LTD.
as Class B Noteholder
- and -
NATIONAL BANK OF CANADA
as Structuring Agent
- and -
COMPUTERSHARE TRUST COMPANY OF CANADA
as Indenture Trustee

NOTE PURCHASE AGREEMENT dated as of December 9, 2021

5
1

TABLE OF CONTENTS

NOTE PURCHASE AGREEMENT
FLEX Series 2021-1 Floating Rate Debt Securities, Class A
FLEX Series 2021-1 Floating Rate Debt Securities, Class B
made as of December 9, 2021.
B E T W E E N:
FLEXITI SECURITIZATION LIMITED PARTNERSHIP, a limited partnership established under laws of the Province of Ontario, by its general partner FLEXITI SECURITIZATION GENERAL PARTNER INC., a corporation organized under the laws of Canada as the Issuer
-and-
FLEXITI SECURITIZATION GENERAL PARTNER INC., in its own right as the General Partner
-and-
FLEXITI FINANCIAL INC., a corporation existing under the laws of Canada as the Seller and the Initial Servicer
-and-
NATIONAL BANK OF CANADA, a bank established under the laws of Canada as a Class A Noteholder
-and -
BNY TRUST COMPANY OF CANADA, in its capacity as trustee of PRECISION TRUST, a trust formed under the laws of Ontario as a Class A Noteholder
-and -
WF TORCA, Ltd.
as the Class B Noteholder
-and -
NATIONAL BANK OF CANADA, a bank established under the laws of Canada as the Structuring Agent
-and -

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company established under the laws of Canada as the Indenture Trustee
WHEREAS the Issuer and Computershare Trust Company of Canada, as indenture trustee, have entered into the Indenture providing for, among other things, the creation of Series 2021-1 Debt Securities;
WHEREAS the Seller and the Servicer will, pursuant to the Receivables Sale and Servicing Agreement, sell to the Issuer or designate Series 2021-1 Assets securing the Series 2021-1 Debt Securities;
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereby covenant and agree as follows:
Article 1
DEFINITIONS
1.1Definitions
(a)(i) All initial capitalized terms used but not otherwise defined in this Agreement that are defined in the Indenture, either directly or by reference therein, shall have the meanings specified therefor in the Indenture; and (ii) all initial capitalized terms used but not otherwise defined in this Agreement that are defined in the Receivables Sale and Servicing Agreement, either directly or by reference therein, shall have the meanings specified therefor in the Receivables Sale and Servicing Agreement.
(b)In addition, whenever used in this Agreement with respect to the Series 2021-1 Debt Securities, the following terms shall have the following meanings, respectively:
“Basel III” means “A Global Regulatory Framework for More Resilient Banks and Banking Systems” developed by the Basel Committee on Banking Supervision, initially published in December 2010 and revised in June 2011 and as may be further revised from time to time, including all reform measures established thereunder.
“Class A Commitment Amount” means, in respect of a Class A Noteholder, the committed amount of such Class A Noteholder as set forth in Schedule A to this Agreement.
“Class A Non-Consenting Noteholder” has the meaning ascribed thereto in Section 6.2.
“Class A Increase Amount” means, in respect of each Class A Noteholder and the Increase of the Series 2021-1 Class A Debt Securities, the principal amount by which the Series 2021-1 Class A Debt Securities of such Class A Noteholder is to be increased as specified in the related Funding Request (provided, for the avoidance of doubt, that such amount shall not exceed such Class A Noteholder’s Commitment Percentage of the remaining Class A Commitment Amount at the time of such Increase).
“Class A Note Purchase Price” means, in respect of each Class A Noteholder and the purchase of Series 2021-1 Class A Debt Securities, the principal amount of the Series 2021-1 Class A Debt Securities to be acquired by such Class A Noteholder in respect of such purchase (provided, for the avoidance of doubt, that such amount shall not exceed such Class A Noteholder’s Commitment Percentage of the remaining Class A Commitment Amount at the time of such purchase).
“Class A Standby Fee” means, in respect of each Settlement Period, each Settlement Date and a Class A Noteholder, an amount equal to the aggregate of [***].
“Class B Commitment Amount” means, in respect of a Class B Noteholder, the committed amount of such Class B Noteholder as set forth in Schedule A to this Agreement.

“Class B Increase Amount” means, in respect of each Class B Noteholder and the Increase of Series 2021-1 Class B Debt Securities, the principal amount by which the Series 2021-1 Class B Debt Securities of such Class B Noteholder is to be increased as specified in the related Funding Request (provided, for the avoidance of doubt, that such amount shall not exceed such Class B Noteholder’s Commitment Percentage of the remaining Class B Commitment Amount at the time of such Increase).
“Class B Note Purchase Price” means, in respect of each Class B Noteholder and the purchase of Series 2021-1 Class B Debt Securities, the principal amount of the Series 2021-1 Class B Debt Securities to be acquired by such Class B Noteholder in respect of such purchase (provided, for the avoidance of doubt, that such amount shall not exceed such Class B Noteholder’s Commitment Percentage of the remaining Class B Commitment Amount at the time of such purchase).
“Class B Standby Fee” means, in respect of each Settlement Period, Settlement Date and a Class B Noteholder, an amount equal to the aggregate of [***].
“Commitment Percentage” means, in respect of a Series 2021-1 Noteholder and a Class of Series 2021-1 Debt Securities at any date of determination, an amount equal to (a) the Commitment Amount of such Series 2021-1 Noteholder with respect to such Class at such time, divided by (b) the aggregate Commitment Amount with respect to such Class at such time.
“Increased Costs” has the meaning ascribed thereto in Section 5.3.
“Indenture” means the Master Trust Indenture as supplemented by the Series 2021-1 Supplemental Indenture, as amended, supplemented, modified, restated or replaced from time to time.
“Interest Distribution Amount” means, in respect of a Settlement Period, the sum of the Class A Interest Distribution Amount and the Class B Interest Distribution Amount, in each case, in respect of such Settlement Period.
“Investment Company Act” has the meaning ascribed thereto in Section 4.2.
“Master Trust Indenture” means the master trust indenture made on or around the date hereof between the Issuer, by its general partner, General Partner, as issuer, by the General Partner in its own right, and Computershare Trust Company of Canada, as indenture trustee, as amended, supplemented, modified, restated or replaced from time to time.
“Noteholder Account” means, in respect of each Series 2021-1 Noteholder, the account maintained by such Series 2021-1 Noteholder which is designated in writing on five (5) Business Days’ advance notice to the Servicer and the Issuer as the Noteholder Account for such Series 2021-1 Noteholder for the purposes of payments in respect of the Series 2021-1 Debt Securities.
“Permitted Transferee” means, with respect to a Series 2021-1 Noteholder, (a) any asset-backed commercial paper conduit administered by such Series 2021-1 Noteholder or an Affiliate of such Series 2021-1 Noteholder (whether funded through the issuance of commercial paper or otherwise), or (b) any Affiliate of such Series 2021-1 Noteholder.
“Required Class A Noteholders” means, at any time, Class A Noteholders holding more than 33 1/3% of the aggregate outstanding principal amount of the Series 2021-1 Class A Debt Securities and the Class A Commitment Amounts.
“Series 2021-1 Supplemental Indenture” means the supplemental indenture to the Master Trust Indenture dated as of the date hereof among the Issuer, the Indenture Trustee, the General Partner and the Paying Agent, constituting the Series 2021-1 Debt Securities, as the same may be further amended, supplemented, modified, restated or replaced from time to time.
“Sponsor” has the meaning ascribed thereto in Section 4.3.
“Structuring Agent” means National Bank of Canada and its successors and assigns, in its capacity as the structuring agent under this Agreement.

“U.S. Risk Retention Rules” has the meaning ascribed thereto in Section 4.3.
“U.S. Securities Act” has the meaning ascribed thereto in Section 4.1.
1.2Other Rules of Interpretation
For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires:
(a)any reference to a designated “Article”, “section” or other subdivision or to a “Schedule” is to the designated Article, section or other subdivision of or Schedule to this Agreement;
(b)the words “this Agreement”, “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of or Schedule to this Agreement;
(c)the headings are for convenience of reference only and do not form part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;
(d)the word “including” is not to be construed to limit a general statement, term or matter to the items set forth following such word but rather refers to all other items or matters that could reasonably fall within the scope of such general statement, term or matter;
(e)any reference to a statute is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which have the effect of supplementing or superseding such statute or regulations;
(f)any reference to an entity is also a reference to any entity that is a successor to such entity, provided that all restrictions on assignability and transfer set forth herein are complied with;
(g)unless stated otherwise, all amounts herein are stated in Canadian Dollars and all references in the Series 2021-1 Agreements to “$” or “dollars”, unless otherwise specifically indicated, are expressed in Canadian Dollars;
(h)any reference to an “approval”, “authorization” or “consent” of a party means the written approval, written authorization or written consent of such party; and
(i)words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural, and vice versa.
Article 2
NOTE PURCHASE FACILITY
1.1Purchases of Debt Securities by the Series 2021-1 Noteholders
Subject to and upon the terms and conditions set forth herein and in the Indenture (including satisfaction of the conditions precedent specified in the executed Series 2021-1 Supplemental Indenture that is in form and substance satisfactory to each Series 2021-1 Noteholder) and delivery of: (a) a duly executed Series 2021-1 Supplemental Indenture that is in form and substance satisfactory to each Series 2021-1 Noteholder; and (b) duly executed Series 2021-1 Class A Debt Securities or Series 2021-1 Class B Debt Securities, as the case may be, in a face amount up to the Class A Commitment Amount or Class B Commitment Amount, as the case may be, of such Series 2021-1 Noteholder, (A) each Class A Noteholder hereby agrees to purchase from the Issuer, Series 2021-1 Class A Debt Securities in an amount up to the Class A Commitment Amount of such Class A Noteholder; and (B) each Class B Noteholder hereby agrees to purchase from the Issuer, Series 2021-1 Class B Debt Securities in an amount up to the Class B Commitment Amount of such Class B Noteholder, on the Closing Date mutually agreed upon among the parties hereto, as the Initial Funding Date.

1.2Increase Procedures
To the extent that on the Closing Date (A) the full Class A Commitment Amount is not advanced, or (B) the full Class B Commitment Amount is not advanced, and there is a second Funding Date which is not an Issuance Date, subject to the delivery of a duly completed Funding Request by the Issuer to the Series 2021-1 Noteholders on a Weekly Reporting Date or Monthly Determination Date that is not less than two (2) Business Days before the applicable Increase Date and the satisfaction of the conditions precedent set out in the Indenture (including satisfaction of the conditions precedent in Section 2.5 of the Series 2021-1 Supplemental Indenture), each Series 2021-1 Noteholder shall advance to the Issuer its Class A Increase Amount or Class B Increase Amount, as applicable, by wire transfer on or before 5:00 p.m. (Eastern Time) on the Increase Date, and the outstanding principal amount of the Series 2021-1 Debt Securities held by such Series 2021-1 Noteholder shall be increased by the applicable amount advanced by such Series 2021-1 Noteholder on a single subsequent funding date following the Closing Date, which date shall be no later than six (6) months following the Closing Date, as the second Funding Date. For the avoidance of doubt, if such single subsequent Increase Date does not occur on or before the date that is six (6) months following the Closing Date, the commitment of each Series 2021-1 Noteholder to advance to the Issuer its Class A Increase Amount or Class B Increase Amount, as applicable, shall terminate and, upon such termination, the Issuer’s obligation to pay the Class A Standby Fee and Class B Standby Fee will be terminated.
Article 3
PAYMENTS, INTEREST AND STANDBY FEES
1.1Payments
Payments of principal and interest on the Series 2021-1 Debt Securities will be made in accordance with the provisions of the Indenture and this Agreement. All payments required to be made to a Series 2021-1 Noteholder hereunder and under the Series 2021-1 Debt Securities shall be paid in immediately available funds to the Noteholder Account of such Series 2021-1 Noteholder, and the wire transfer in respect of any such payment will be initiated no later than 2:00 p.m. (Eastern Time) on the day such payments are due. Any amounts in respect of wire transfers sent after 2:00 p.m. (Eastern Time) shall be deemed to have been received on the immediately following day. Each Series 2021-1 Noteholder shall promptly record in its records with respect to the Series 2021-1 Debt Securities held by it the date of any increase or decrease of the principal amount of such Series 2021-1 Debt Securities and the principal amount of such Series 2021-1 Debt Securities following the increase or decrease. The actual recording of such information will, in the absence of manifest error, be prima facie evidence of the same; provided that the failure of a Series 2021-1 Noteholder to record the same in its records will not affect the obligations of the Issuer hereunder and under the Indenture.
1.2Interest Calculation
The Structuring Agent shall advise the Issuer, the Paying Agent and the Class B Noteholder of the Structuring Agent’s determination of CDOR (for the avoidance of doubt, based on determination of CDOR in accordance with the definition of CDOR in the Series 2021-1 Supplemental Indenture) or the Canadian Prime Rate in effect, as applicable at any time in accordance with the Series 2021-1 Agreements, for purposes of calculating the Class A Interest Rate and the Class B Interest Rate during any Settlement Period. For the avoidance of doubt, to the extent that a Related Event of Default in respect of the Series 2021-1 Debt Securities occurs following a notification of CDOR but prior to the end of the Settlement Period, the Structuring Agent shall advise the Issuer, the Paying Agent and the Class B Noteholder of the Structuring Agent’s determination of the Canadian Prime Rate in effect for purposes of calculating the Class A Interest Rate and the Class B Interest Rate during the remaining portion of the Settlement Period. The Issuer shall determine the Class B Interest Rate (or rates) in effect for any Settlement Period or portion thereof and each Class A Noteholder shall advise the Issuer and the Paying Agent, upon request, of the Class A Interest Rate (or rates) in effect for any Settlement Period or portion thereof, in each case, in accordance with the Series 2021-1 Supplemental Indenture using the CDOR and the Canadian Prime Rate determined by the Structuring Agent (in accordance with the respective definitions thereof in the Series 2021-1 Supplemental Indenture), as applicable for such Settlement Period or portion thereof, as applicable. No later than two (2) Business Days prior to the date each Monthly Servicer Report is required to be delivered pursuant to the Receivables Sale and Servicing Agreement, (a) each Class A Noteholder shall notify the Issuer and the Paying Agent of; and (b) the Issuer shall determine in respect of the Class B Noteholder, for inclusion in the Monthly Servicer Report (i) that portion of the Interest Distribution Amount attributable to the Series 2021-1 Debt Securities held by such Series 2021-1 Noteholder for the current Settlement Period and any adjustment required to account for any difference between the Interest

Distribution Amount for the prior Settlement Period and such amounts as shown on the Monthly Servicer Report for the prior Settlement Period; and (ii) the outstanding principal amount of the Series 2021-1 Debt Securities held by such Series 2021-1 Noteholder.
1.3Standby Fees
In consideration of each Series 2021-1 Noteholder’s commitment to purchase Series 2021-1 Debt Securities, the Issuer will, on each Settlement Date:
[***]

1.4Series 2021-1 Noteholder Records
The books and records maintained by the Series 2021-1 Noteholders shall constitute, in the absence of manifest error, conclusive evidence of the indebtedness of the Issuer to the Series 2021-1 Noteholders pursuant to the Series 2021-1 Debt Securities and this Agreement.
Article 4
REPRESENTATIONS AND WARRANTIES, COVENANTS, ACKNOWLEDGEMENTS
1.1Acknowledgements of the Series 2021-1 Noteholders
(a)Each Series 2021-1 Noteholder that is a resident of Canada hereby acknowledges and agrees with the Issuer, and acknowledges that the Issuer is relying on such acknowledgements in entering into this Agreement and in selling Series 2021-1 Debt Securities to such Series 2021-1 Noteholder, that, as of the date hereof and as of each Issuance Date and Increase Date:
(i)it has not received or been provided with any offering memorandum, any prospectus, sales or advertising literature, or any other document describing or purporting to describe the Issuer, its business and affairs or the transactions contemplated herein which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Series 2021-1 Debt Securities;
(ii)the Series 2021-1 Debt Securities are subject to resale restrictions under applicable securities laws and it shall comply with all relevant securities laws concerning any resale of the Series 2021-1 Debt Securities;
(iii)unless permitted under applicable securities laws, it shall not trade, sell or otherwise dispose of, the Series 2021-1 Debt Securities for a period of four (4) months and one (1) day from the date the Issuer becomes a reporting issuer in any province or territory of Canada;
(iv)the certificate representing the Series 2021-1 Debt Securities issued on an Issuance Date, as well as any certificate(s) issued in exchange therefor, or in substitution thereof, shall bear the following legend and the Series 2021-1 Debt Securities shall be subject to such restrictions on transferability:
“EXCEPT IN THE PROVINCE OF MANITOBA, IN ACCORDANCE WITH NATIONAL INSTRUMENT 45-102 — RESALE OF SECURITIES, UNLESS OTHERWISE PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) THE DATE ON WHICH THE SECURITY IS ISSUED; AND (II) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA. IN THE PROVINCE OF MANITOBA, UNLESS OTHERWISE PERMITTED UNDER APPLICABLE CANADIAN SECURITIES LAWS OR WITH THE PRIOR WRITTEN CONSENT OF THE APPLICABLE

REGULATORS, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE PURCHASER ACQUIRED THE SECURITY.”;
(v)neither the Issuer nor its respective representatives have made any written or oral representations (A) that any person will resell or repurchase any Series 2021-1 Debt Securities, (B) that any person will refund the Class A Note Purchase Price or Class B Note Purchase Price of any Series 2021-1 Debt Securities, (C) as to the future price or value of any Series 2021-1 Debt Securities, or (D) that any Series 2021-1 Debt Securities will be listed and posted for trading on any stock exchange or that application has been made therefore;
(vi)it shall execute and deliver, within the applicable time periods, all documentation as may be required by applicable securities laws to permit the sale to it of any Series 2021-1 Debt Securities; and
(vii)it is a resident of or subject to the laws of Canada and: (a) it is an “accredited investor” (if the Series 2021-1 Noteholder is resident in the Province of Ontario, as such term is defined in National Instrument 45-106 – Prospectus Exemptions, as modified by Section 73.3 of the Securities Act (Ontario), or, if the Series 2021-1 Noteholder is not resident in the Province of Ontario, as such term is defined in National Instrument 45-106 – Prospectus Exemptions); or (b) that: (i) it is not an individual; (ii) it has not been created to, or is not being used solely to, purchase or hold securities in reliance on any exemption from the prospectus requirements of Canadian securities legislation; (iii) it is purchasing the Series 2021-1 Debt Securities as principal; and (iv) the Series 2021-1 Debt Securities to be acquired have an acquisition cost to it of not less than $150,000 paid in cash at the time of the distribution.
(b)The Class B Noteholder hereby acknowledges and agrees with the Issuer, and acknowledges that the Issuer is relying on such acknowledgements in entering into this Agreement and in selling Series 2021-1 Debt Securities to such Series 2021-1 Noteholder, that, as of the date hereof and as of each Issuance Date and Increase Date:
(i)it is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”);
(ii)it or its representatives have been furnished with all information regarding the Issuer and its business, assets, results of operations and financial condition that the Class B Noteholder has requested. The Class B Noteholder further represents that it has had an opportunity to ask questions of and receive answers from the Issuer regarding the Issuer and its business, assets, results of operations, and financial condition and the terms and conditions of the issuance of the Series 2021-1 Class B Debt Securities;
(iii)it has such knowledge, experience and skill in evaluating and investing in notes and other securities, based on actual participation in financial, investment and business matters, so that it is capable of evaluating the merits and risks of an investment in the Series 2021-1 Class B Debt Securities and has such knowledge, experience and skill in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Issuer and the suitability of the Series 2021-1 Class B Debt Securities as an investment and can bear the economic risk of an investment in the Series 2021-1 Class B Debt Securities;
(iv)it is acquiring the Series 2021-1 Class B Debt Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the U.S. securities laws or the securities laws of any state of the United States of America;
(v)it is a “U.S. Person” as such term is defined in 17 CFR Part 246.20(a);

(vi)no Series 2021-1 Noteholder incorporated or registered in the Cayman Islands is a member of the public in the Cayman Islands and no such Series 2021-1 Noteholder has acquired the Series 2021-1 Debt Securities pursuant to an offer from or within the Cayman Islands; and
(vii)each note or instrument representing the Series 2021-1 Class B Debt Securities shall be imprinted with a legend in substantially the following form:
“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER HEREOF IS DEEMED TO REPRESENT TO THE ISSUER, THE SELLER AND THE SERVICER AND THE INDENTURE TRUSTEE THAT IT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT (AN “ACCREDITED INVESTOR”) AND THAT IT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF ANY OTHER PERSON) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, PUBLIC DISTRIBUTION HEREOF. NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS EITHER SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE INDENTURE TRUSTEE, THE ISSUER AND THE SELLER AND THE SERVICER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER.”
1.2Representations of the Issuer
The Issuer hereby agrees that each of the representations and warranties of the Issuer contained in the Series 2021-1 Agreements is deemed to be incorporated herein for the benefit of the Series 2021-1 Noteholders on and as of the date given, and the Issuer furthermore hereby represents and warrants to each of the Series 2021-1 Noteholders that, as of the date hereof and as of each Issuance Date and Increase Date:
(a)the offer and sale of the Series 2021-1 Debt Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the U.S. Securities Act by reason of Section 4(a)(2) thereof;
(b)the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended;
(c)none of the Issuer, the Seller, the Servicer nor any of their respective affiliates or any person acting on their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the U.S. Securities Act) in connection with any offer or sale of the Series 2021-1 Debt Securities or has taken or will take any other action which would subject the offer, issuance, sale or delivery of the Series 2021-1 Debt Securities to the provisions of Section 5 of the U.S. Securities Act or to the registration provisions of any securities laws of any state or other jurisdiction of the United States;
(d)neither the Issuer nor any of its affiliates will make any offer or sale of securities of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the U.S. Securities Act, such offer or sale would render invalid the exemption of the Series 2021-1 Debt Securities from the registration requirements of the U.S. Securities Act provided by Section 4(a)(2) thereof or otherwise;

(e)it is not necessary, in connection with the issuance of the Series 2021-1 Debt Securities and the sale thereof to the Series 2021-1 Noteholder to register the Series 2021-1 Debt Securities under the U.S. Securities Act;
(f)the Issuer is not and, after giving effect to the offering and sale of the Series 2021-1 Debt Securities, will not be subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, including the rules and regulations thereunder (the “Investment Company Act”), and in making this determination the Issuer will be relying on the exclusion from the definition of “investment company” contained in Section 3(c)(5) thereof, although there may be additional exclusions or exemptions available to the Issuer; and
(g)the Issuer is not a “covered fund” for purposes of the final regulations adopted to implement Section 619 of the Dodd Frank Wall Street Reform and Consumer Protection Act by virtue of the exemption contained in Rule 3a-7 of the Investment Company Act of 1940.
1.3Representations of the Seller and the Initial Servicer
The Seller and the Initial Servicer hereby agrees that each of the representations and warranties made by the Seller and the Initial Servicer in the Series 2021-1 Agreements is deemed incorporated herein for the benefit of the Series 2021-1 Noteholders on and as of the date given. In addition, the Seller and the Initial Servicer represents and warrants to the Series 2021-1 Noteholders that, as of the date hereof and as of each Issuance Date and Increase Date (and in respect of (b) below the date of any Asset Purchase or Asset Designation pursuant to a Series 2021-1 Sale and Servicing Supplement or Series 2021-1 Designation and Servicing Supplement, as the case may be):
(a)other than as disclosed in the documents and information furnished to the Series 2021-1 Noteholders in connection with their due diligence investigation of the Issuer, Seller and the Initial Servicer, it does not have any additional credit facilities or other material indebtedness;
(b)it is not insolvent and has not (i) admitted its inability to pay its debts generally as they become due or failed to pay its debts generally as they become due; (ii) proposed a compromise or arrangement to its creditors; (iii) had any petition for a receiving order or bankruptcy filed against it; (iv) consented to have itself declared bankrupt or wound up; (v) consented to have a receiver, liquidator or trustee appointed over any part of its assets; (vi) had any encumbrancer take possession of any of its property, which taking of possession could reasonably be expected to have a material adverse effect on its ability to carry out its obligations under the Series 2021-1 Agreements; (vii) had any execution or distress become enforceable or become levied upon any of its property, which event contemplated in this clause could reasonably be expected to have a material adverse effect on its ability of to carry out its obligations under the Series 2021-1 Agreements; or (viii) had any material unsatisfied judgment outstanding against it for more than fifteen (15) days;
(c)it is the “sponsor” (in such capacity, the “Sponsor”) of the transactions contemplated hereby and will retain (directly or through a “majority-owned affiliate”) (in each case, as defined under Regulation RR of the Securities and Exchange Act of 1934, as amended (the “U.S. Risk Retention Rules”)) an “eligible horizontal residual interest” (as defined in the U.S. Risk Retention Rules) equal to at least 5% of the applicable “ABS Interests” (as defined in the U.S. Risk Retention Rules); and
(d)as of the date hereof, the Sponsor complied with and was solely responsible for ensuring that the disclosure required by Rule 4(c)(1)(i) of the U.S. Risk Retention Rules was contained in a side letter delivered by the Sponsor to the Series 2021-1 Noteholders on or prior to the date hereof and the Sponsor shall comply with and be solely responsible for compliance with any applicable obligations under the U.S. Risk Retention Rules, including without limitation (i) complying with the post-closing disclosure requirements set forth in Rule 4(c)(ii) of the U.S. Risk Retention Rules, (ii) complying with the records maintenance requirements set forth in Rule 4(d) of the U.S. Risk Retention Rules and (iii) complying and causing the compliance with the hedging, transfer and financing prohibitions set forth in Rule 12 of the U.S. Risk Retention Rules.

The representations and warranties made or deemed made above shall survive the execution and delivery of this Agreement and each purchase of Series 2021-1 Debt Securities or Increase thereof, notwithstanding any investigations or examinations which may be made by or on behalf of the Series 2021-1 Noteholders or the Structuring Agent and the Series 2021-1 Noteholders shall be deemed to have relied on such representations and warranties in the making of each purchase of Series 2021-1 Debt Securities or funding an Increase in respect thereof.
1.4Covenants of the Issuer
The Issuer:
(a)acknowledges that its covenants contained in the Series 2021-1 Agreements that are made to the Indenture Trustee are for the benefit of the Series 2021-1 Noteholders and that it will comply with and perform each of its covenants contained therein;
(b)covenants to provide to the Series 2021-1 Noteholders, as soon as possible, copies of all reports, notices, notifications and other documents delivered by the Issuer to the Indenture Trustee pursuant to any Series 2021-1 Agreement;
(c)covenants with the Series 2021-1 Noteholders to comply with the provisions of the Limited Partnership Agreement; and
(d)the Issuer agrees that it will not solicit any rating in respect of the Series 2021-1 Debt Securities without the prior written consent of each of the Series 2021-1 Noteholders.
1.5Covenants of the Seller and the Initial Servicer
Each of the Seller and the Initial Servicer covenants with the Series 2021-1 Noteholders:
(a)to comply with and perform each of its covenants contained in the Series 2021-1 Agreements;
(b)to provide to each of the Series 2021-1 Noteholders, as soon as possible, copies of all reports (including, for the avoidance of doubt, each Weekly Report and Monthly Servicer Report), notices, notifications and other documents delivered by the Seller or the Initial Servicer, as the case may be, to the Issuer and/or the Indenture Trustee pursuant to the Series 2021-1 Agreements to which it is a party (including, for the avoidance of doubt, any notices delivered pursuant to Section 4.1 of the Receivable Sale and Servicing Agreement, documents delivered pursuant to Article 7 of the Receivables Sale and Servicing Agreement and Section 2.5 of the Supplemental Indenture) and to ensure that any opinions, reports and closing certificates that are addressed to the Issuer and the Indenture Trustee are also addressed directly to the Series 2021-1 Noteholders;
(c)to direct its auditors to assist each Series 2021-1 Noteholder’s auditors to the extent and in such manner as is required for each Series 2021-1 Noteholder’s auditors to report on the status of the Series 2021-1 Assets;
(d)to provide the Series 2021-1 Noteholders with prompt notice of any Change of Control or the entering into by the Seller or Initial Servicer, as the case may be, of any definitive agreement which, when completed, will result in a Change of Control;
(e)furnish to the Series 2021-1 Noteholders promptly after becoming known to the Seller or Initial Servicer, as the case may be, information with respect to any action, suit or proceeding involving the Seller, the Initial Servicer, the Issuer or any of the their Affiliates by or before any court or any governmental agency or tribunal which would reasonably be expected to have a Material Adverse Effect;
(f)(i) not to cease to be a limited partner of the Issuer, exercise any right to terminate the Limited Partnership Agreement or amend the Limited Partnership Agreement other than in accordance with the terms of the Limited Partnership Agreement; and (ii) not to effect a Change of Control of the Issuer by ceasing to wholly own the General Partner, other than in accordance with the terms of the Series 2021-1 Agreements, and not to exercise any right to wind-up the General Partner or amend the articles of incorporation of the General Partner other than in accordance with the terms of the Limited Partnership Agreement;
(g)from time to time during regular business hours, but not more than once in any twelve (12) month period prior to the occurrence of an Amortization Event, to permit any Series 2021-1 Noteholder, its agents or representatives upon five (5) Business Days’ prior notice, to (i) examine and make copies of all Records in the possession (or under the control) of the Seller or Initial Servicer, as the case may be; and (ii) visit the offices and properties of the Seller or Initial Servicer, as the case may be, for the purpose of examining such Records and discussing matters relating to the Series 2021-1 Assets and the Seller’s or Initial Servicer’s, as the case may be, performance under the Series 2021-1 Assets or hereunder with any of the Seller’s or Initial Servicer’s, as the case may be, officers or employees having knowledge of such matters; and
(h)the Issuer will not conduct its business in a manner that will require it to be registered under the Investment Company Act;
(i)not, without the prior written consent of each of the Series 2021-1 Noteholders, make any change in the Credit and Collection Policies which would reasonably be expected to have a Material Adverse Effect;
(j)not to subcontract any part of the servicing of the Series 2021-1 Assets other than in accordance with Section 5.1(b) of the Receivables Sale and Servicing Agreement without the prior written consent of the Series 2021-1 Noteholders; provided, however, that no such subcontracting by the Servicer shall relieve it of its obligations as Servicer under the Receivables Sale and Servicing Agreement and Series 2021-1 Sale and Servicing Supplements;
(k)not to enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation, unless such transaction shall be on such terms that it would not reasonably be expected to have a Material Adverse Effect or such transaction is in connection with a Change of Control, which has been consented to by (i)(A) each Class A Noteholder, if there are less than three (3) Class A Noteholders; and (B) holders of at least 66 2/3% of the aggregate principal amount of the Series 2021-1 Class A Debt Securities, if there are three (3) or more Class A Noteholders, and (ii) the Class B Noteholders;
(l)the Sponsor shall comply with and be solely responsible for compliance with the U.S. Risk Retention Rules, including, without limitation, (i) complying with or causing the Servicer to comply with the post-closing disclosure requirements set forth in Rule 4(c)(2)(ii) of the U.S. Risk Retention Rules, (ii) complying with the records maintenance requirements set forth in Rule 4(d) of the U.S. Risk Retention Rules, and (iii) complying and causing the compliance with the hedging, transfer and financing prohibitions set forth in Rule 12 of the U.S. Risk Retention Rules; and
(m)[***].
1.6Series 2021-1 Collateral
(a)The Issuer hereby covenants and agrees with the Indenture Trustee that so long as any of the Series 2021-1 Debt Securities remain outstanding, it shall not consent to a release, assignment or sale of its interest in the Series 2021-1 Collateral other than in accordance with the Series 2021-1 Agreements, unless (i) the Class A Noteholders have consented thereto pursuant to an Extraordinary Resolution, and (ii) the Class B Noteholders have consented thereto pursuant to an Extraordinary Resolution.
(b)If it is determined, based on the calculations by the Servicer for any Weekly Report to be delivered on each Weekly Reporting Date, that a Class A Pool Balance Deficiency or Class B Pool Balance Deficiency has occurred in respect of the corresponding Weekly Reporting Period: (i) the Servicer will on behalf of the Issuer notify the Seller that the Issuer is offering to purchase and the Seller may, at its sole discretion, by close of business on the Weekly Reporting Date sell to the Issuer or designate to the relevant

Series of Debt Obligations, as the case may be and in accordance with the procedures for selling or designating Obligor Account Assets pursuant to the Receivables Sale and Servicing Agreement, additional Obligor Account Assets in respect of specified Series 2021-1 Eligible Obligor Accounts in a sufficient amount such that, after giving effect to such sale or designation of Obligor Account Assets in additional Series 2021-1 Eligible Obligor Accounts, the Class A Pool Balance Deficiency or Class B Pool Balance Deficiency is cured by the Issuer; and (ii) the Issuer and the Seller will notify the Series 2021-1 Noteholders of such Class A Pool Balance Deficiency and/or Class B Pool Balance Deficiency (A) in the case of any Weekly Reporting Period during which a Settlement Date falls, promptly upon determination thereof and (B) in any other case, in the Weekly Report delivered on the related Weekly Reporting Date.
(c)The Seller and the Servicer shall ensure that: (i) all conditions precedent to the completion of the related Asset Purchase and/or Asset Designation, as the case may be, pursuant to a Series 2021-1 Sale and Servicing Supplement or a Series 2021-1 Designation and Servicing Supplement, as the case may be, which are required to be satisfied on the date of each Asset Designation and/or Asset Purchase pursuant to the Receivables Sale and Servicing Agreement, as the case may be, shall have been satisfied; and (ii) each of the Series 2021-1 Noteholders shall have received copies of all reasonably required data with respect to the Series 2021-1 Assets subject to any related Asset Designations and/or Asset Purchases, as the case may be, not less than two (2) Business Days prior to the related Asset Designation Date or Asset Purchase Date.
(d)The Seller acknowledges having received a copy of the Supplemental Indenture, and shall ensure that it repays any Excess Collections paid to it in the circumstances and to the extent it is required to do so in accordance with Section 5.2 of the Supplemental Indenture. Furthermore, the Seller and Servicer acknowledge and agree that Section 2.2 of the Receivables Sale and Servicing Agreement is inapplicable in respect of the Series 2021-1 Debt Securities and consequently, for the avoidance of doubt, a Funding Account and Prefunding Ledgers are not required to be established in respect of the Series 2021-1 Debt Securities and so Sections 6.5, 6.6 and 6.7 of the Receivables Sale and Servicing Agreement are inapplicable in respect of the Series 2021-1 Debt Securities.
1.7Series 2021-1 Agreements and Structuring Agent
(a)Each of the Indenture Trustee, the Issuer, the Seller and the Initial Servicer acknowledge and agree that the Structuring Agent may enforce directly, without joinder of the Issuer, the rights of the Issuer under the Receivables Sale and Servicing Agreement and any Series 2021-1 Sale and Servicing Supplement thereto and any Sale and Servicing Québec Assignment, in each case with respect to the Series 2021-1 Assets, in the circumstances set forth below. The Issuer agrees that it shall not exercise any remedies under the Receivables Sale and Servicing Agreement (including any right to appoint a Replacement Servicer or agree to a Replacement Servicer Fee) or under any Series 2021-1 Sale and Servicing Supplement thereto or any Sale and Servicing Québec Assignment, in each case with respect to the Series 2021-1 Assets, or provide any consents or waivers under the Receivables Sale and Servicing Agreement and any Series 2021-1 Sale and Servicing Supplement thereto or any Sale and Servicing Québec Assignment, in each case with respect to the Series 2021-1 Assets, without the consent of the Structuring Agent. The Issuer shall, if requested by the Structuring Agent, exercise any of its remedies or give consents and waivers under the Receivables Sale and Servicing Agreement or under any Series 2021-1 Sale and Servicing Supplement thereto or any Sale and Servicing Québec Assignment, in each case with respect to the Series 2021-1 Assets only in accordance with an express written direction signed by the Structuring Agent. If the Issuer fails to act on any such direction within one (1) Business Day, the Structuring Agent may exercise such remedies directly. The Issuer shall not assign any of its rights under the Receivables Sale and Servicing Agreement or under any Series 2021-1 Sale and Servicing Supplement thereto or any Sale and Servicing Québec Assignment, in each case with respect to the Series 2021-1 Assets, except (i) in favour of the Indenture Trustee or the Series 2021-1 Noteholders, or (ii) with the consent in writing of the Structuring Agent. The Structuring Agent shall exercise its rights under this Agreement and any other Series 2021-1 Agreement with the consent or direction of all Class A Noteholders, if there are two (2) or less Class A Noteholders, or Class A Noteholders holding at least 66 2/3% of the Series 2021-1 Balance on Series 2021-1 Class A Debt Securities, if there are more than two (2) Class A Noteholders. Furthermore, for the avoidance of doubt, the Structuring Agent rights and discretions under this Agreement and any other Series 2021-1 Agreement shall be exercised subject to Article 6.
(b)Each of the Issuer, the General Partner, the Seller and the Initial Servicer agrees that it will not agree to any amendment or waiver of any provision of, or assign any of its rights under, or provide any consent under any Series 2021-1 Agreement without the consent in writing of each Series 2021-1 Noteholder.
(c)The Indenture Trustee will not take an action under the Series 2021-1 Agreement requiring the written direction of the Series 2021-1 Noteholders or any portion thereof without first obtaining such written consent.
1.8Agreed Upon Procedures
The Seller and the Servicer shall furnish to the Series 2021-1 Noteholders, at its own expense, agreed upon procedures reports from a mutually agreed upon Person addressed to the Series 2021-1 Noteholders and prepared in accordance with the scope of agreed upon procedures attached hereto as Schedule B. Such agreed upon procedures report, which shall relate to the Series 2021-1 Loans, shall be provided on or before March 31 of each year; provided that the initial agreed upon procedures report following the Closing Date shall be provided within 120 days from the Closing Date and; provided however, that after the occurrence of a the Servicer Termination Event and for so long as a the Servicer Termination Event shall be continuing, a Series 2021-1 Noteholder may request the Seller and the Servicer to furnish to the Series 2021-1 Noteholders, at the expense of the Seller and the Servicer, up to three (3) such additional agreed upon procedures reports per year based on the agreed upon procedures attached hereto as Schedule B, subject to any changes and/or additional agreed upon procedures, as shall be requested by a Series 2021-1 Noteholder, acting reasonably. The Seller and the Servicer shall act to ensure that any issues identified in any agreed upon procedures report are remedied within thirty (30) days of the Seller and the Servicer’s receipt of such agreed upon procedures report; provided, for the avoidance of doubt, that this provision is without prejudice to any other cure periods in respect of covenants contained in the Series 2021-1 Agreements and, in the event of any conflict or inconsistency between this provisions and the covenants and cure periods in the other Series 2021-1 Agreements, the provisions of the other Series 2021-1 Agreements shall prevail.
1.9[***]
1.10Series 2021-1 Noteholder Requests for Information
The Indenture Trustee hereby agrees in favour of the Class A Noteholders and Class B Noteholders with respect to the Series 2021-1 Debt Securities that:
(a)Upon fifteen (15) Business Days’ prior written notice from a Class A Noteholder or Class B Noteholder, a Person identified by a Class A Noteholder or Class B Noteholder (or its designated agent) as a prospective transferee of its Series 2021-1 Debt Securities, the Indenture Trustee will, to the extent any such items are in its possession, make available originals or copies of the following information at its corporate trust office for review during normal business hours: (i) the Receivables Sale and Servicing Agreement, (ii) and any other disclosure document relating to the Series 2021-1 Debt Securities in the form most recently provided to the Indenture Trustee by the Seller or by any Person designated by the Seller, and (iii) all notices issued to Series 2021-1 Noteholders pursuant to the Series 2021-1 Supplemental Indenture.
(b)Without limiting the foregoing, in connection with providing access to or copies of the items described in clause (a) above, the Indenture Trustee or the Servicer will require: (i) in the case of Class A Noteholders or Class B Noteholders, a confirmation executed by the requesting Person substantially in the form of Schedule C-1 to the Series 2021-1 Supplemental Indenture (or such other form as may be reasonably acceptable to the Indenture Trustee or the Servicer, as the case may be) generally to the effect that such Person is a Class A Noteholder or Class B Noteholder; and (ii) in the case of a prospective purchaser of Series 2021-1 Debt Securities or an interest therein, a confirmation executed by the requesting Person substantially in the form of Schedule C-2 to the Series 2021-1 Supplemental Indenture (or such other form as may be reasonably acceptable to the Indenture Trustee or the Servicer, as the case may be) generally to the effect that such Person is a prospective purchaser of Series 2021-1 Debt Securities or an interest therein.
(c)The Servicer (other than when the Servicer is the Seller or an affiliate of the Seller) and the Indenture Trustee may require payment from any Person of a sum sufficient to cover the reasonable costs and expenses of providing any such information or access pursuant to this Section including, without limitation, copy charges and reasonable fees for employee time and for space.
(d)The Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of the Indenture, will examine them to the extent specifically set forth herein to determine whether they conform to the requirements of the Indenture. If any such instrument is found not to conform to the requirements of the Indenture in a material manner, the Indenture Trustee will inform the Issuer or the Servicer who will take such action as it deems appropriate to have the instrument corrected. The Indenture Trustee will not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Issuer or the Servicer, and accepted by the Indenture Trustee in good faith, pursuant to the Indenture.
Article 5
MISCELLANEOUS
1.1Indemnification by the Seller and the Initial Servicer
(a)Subject to clause (b) below, each of the Seller and the Initial Servicer hereby agrees to indemnify each Series 2021-1 Noteholder and to save them harmless from and against any and all damages, losses, claims, liabilities, costs and expenses (including reasonable legal fees and disbursements) awarded against or incurred by such Series 2021-1 Noteholder arising out of or as a result of:
(i)any representation or warranty made or deemed to be made by the Seller (including in its capacity as Paying Agent) or the Initial Servicer (or any of its officers) in or in connection with any Series 2021-1 Agreement (including in any Monthly Servicer Report or Weekly Report), which was incorrect in any material respect when made or deemed made or delivered;
(ii)the failure of the Seller (including in its capacity as Paying Agent) or the Initial Servicer to perform or observe any of its covenants, duties or obligations under any Series 2021-1 Agreements;
(iii)the failure by the Seller (including in its capacity as Paying Agent) or the Initial Servicer to comply with any Applicable Law, rule, regulation, order, judgment, injunction, award or decree with respect to any part of the Series 2021-1 Assets, or the non-conformity of any Series 2021-1 Asset with any applicable law, rule, regulation, order, injunction, award or decree;
(iv)any commingling of Collections with other funds of the Seller or the Initial Servicer or any other Person;
(v)any reduction in the amount remitted to the Issuer due to any waiver by the Seller or Servicer of any amounts due under the Series 2021-1 Assets, except in accordance with the Credit and Collection Policies;
(vi)any Indemnified Taxes, and any penalty or interest in respect of any Indemnified Taxes, including any Indemnified Taxes imposed on the Series 2021-1 Noteholders on account of any payment made under this Section 5.1;
(vii)any collection, use, transfer or disclosure of Confidential Personal Information by the Seller or the Initial Servicer to the Issuer, the Backup Servicer, a Replacement Servicer or a Series 2021-1 Noteholder and the use or disclosure of such Confidential Personal Information by the Issuer, the Backup Servicer, a Replacement Servicer or a Series 2021-1 Noteholder for a purpose consistent with the Series 2021-1 Agreements; and
(viii)willful misfeasance, bad faith, fraud or gross negligence on the part of the Seller (including in its capacity as Paying Agent), the Servicer or the Issuer in the performance of its covenants, obligations and duties under any Series 2021-1 Agreement.
(b)For the avoidance of doubt, notwithstanding anything to the contrary contained in clause (a) above, the Seller and the Initial Servicer shall not be liable to the Series 2021-1 Noteholders hereunder for any damages, losses, claims, liabilities, costs or expenses resulting solely from the failure of any Obligor to discharge its payment obligations and shall not be liable for any Obligor payment obligations under any Series 2021-1 Assets.
(c)The Seller and the Initial Servicer and the Series 2021-1 Noteholders each agree to provide to the others reasonable assistance, at the request of such other party and, in any case, at the Seller’s and the Initial Servicer’s expense, in any action, suit or proceeding brought by or against, or any investigation involving such requesting party relating to any of the transactions contemplated herein or to any part of the Series 2021-1 Assets. If the Seller and the Initial Servicer have acknowledged their liability under this Section 5.1 in respect of any damages, losses, claims, liabilities, costs or expenses in connection with any such action, suit, proceeding or investigation, the Seller and the Initial Servicer will have the right, on behalf of the Series 2021-1 Noteholders but at the Seller’s and Initial Servicer’s expense, to defend such action, suit or proceeding, or participate in such investigation, with counsel selected by it, and reasonably acceptable to the Series 2021-1 Noteholders and will have sole discretion as to whether to litigate or appeal and will have the right to settle if such settlement (i) provides for an unconditional release of the Series 2021-1 Noteholders in connection with all matters relating to the proceeding that have been asserted against the Series 2021-1 Noteholders in such proceeding by the other parties to such settlement and (ii) does not require or contain a statement as to, or an admission of fault, culpability or failure to act by or on behalf of the Series 2021-1 Noteholders. In any such proceeding, the Series 2021-1 Noteholders’ shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Series 2021-1 Noteholders unless (i) the Seller or the Initial Servicer, as the case may be, shall have agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the Seller or the Initial Servicer, as the case may be, and the Series 2021-1 Noteholders, and representation of the parties by the same counsel would be inappropriate due to actual or potential different interests between them or (iii) the Seller or the Initial Servicer, as the case may be, shall have failed to designate, within a reasonable period of time, counsel reasonably satisfactory to the Series 2021-1 Noteholders.
(d)Other than as set out in Section 5.1(e), the obligations of the Seller and the Initial Servicer under this Section 5.1 will, subject to Applicable Law, survive this Agreement and remain in full force and effect for a period up to and including the date that is two (2) years from the Final Maturity Date of the Series 2021-1 Debt Securities.
(e)The obligations of the Seller and the Initial Servicer under Section 5.1(a)(vi) relating to Indemnified Taxes will, subject to Applicable Law, survive this Agreement and remain in full force and effect for a period up to and including the date that is six (6) years from the Final Maturity Date of the Series 2021-1 Debt Securities.
1.2Confidential Personal Information
Each Series 2021-1 Noteholder shall use or disclose Confidential Personal Information only in connection with its rights and obligations under this Agreement and for purposes consistent with the Series 2021-1 Agreements.

1.3Change in Circumstances
If at any time:
(a)the introduction of, or any change (including any change by way of imposition or increase of any reserve requirements or a capital tax) in, or in the interpretation or administration of, any Applicable Law by any court or governmental authority occurs in each case after the Closing Date;
(b)the Issuer, a Series 2021-1 Noteholder or any of their Affiliates complies with any changed or introduced guideline, direction or request, or any change in the interpretation or administration thereof, made after the Closing Date from or by any governmental authority or professional self-regulating or governing body (including, for greater certainty, the Office of the Superintendent of Financial Institutions Canada, the Board of Governors of the United States Federal Reserve System or any other body or entity governing accounting treatment or reserve requirements) (whether or not having the force of law); or
(c)the Issuer, a Series 2021-1 Noteholder or any of their Affiliates, as a result of any legal or regulatory requirement, request, direction or guideline, or change in the interpretation or administration thereof (including with respect to reserve, deposit, capital adequacy, capital allocation or similar requirements), regardless of the date proposed, adopted, enacted, implemented or issued, from or by any governmental authority or other body described in (b) above or the Bank for International Settlements or the Basel Committee on Banking Supervision (or any successor or similar authority to any of them), posts, maintains or allocates additional capital or is otherwise affected by any of the foregoing, to or from that which is maintained by any such Issuer, Series 2021-1 Noteholder or Affiliate, and any such change or affect is determined by the Series 2021-1 Noteholder to be due to, related to or as a result of the Series 2021-1 Noteholder obligations under or related to this Agreement, including, for greater certainty, as a result of the current proposals and frameworks of the Basel Committee on Banking Supervision (including Basel III) or the implementation thereof by any governmental authority or other body described in (b) above or the Bank for International Settlements or the Basel Committee on Banking Supervision (or any successor or similar authority to any of them), and any such event or action has the effect of:
(i)(A) increasing the costs, expenses, or liabilities of the Series 2021-1 Noteholder (including as a result of a change in the Series 2021-1 Noteholder’s capital position), as such costs, expenses or liabilities relate to the advancing or funding of the Series 2021-1 Debt Securities hereunder or maintaining all or any portion of the Series 2021-1 Debt Securities held by it, (B) reducing the rate of return (on capital or otherwise) to the Series 2021-1 Noteholder in connection with, or as a result of the Series 2021-1 Noteholder either having to raise additional capital, having to adjust the amount of capital to be maintained or incurring a deteriorated capital position as a result of the advancing or funding of the Series 2021-1 Debt Securities held by it hereunder, (C) requiring the payment of any taxes on or calculated with reference to the capital or debt of the Series 2021-1 Noteholder, or (D) requiring the Series 2021-1 Noteholder to make any payment it would not otherwise be required to make; or
(ii)reducing the amount of any Interest Distribution Amount of the Series 2021-1 Noteholder,
the Issuer and the Seller, jointly and severally, shall, from time to time upon demand by the Series 2021-1 Noteholder, pay to the Series 2021-1 Noteholder the amount of any such increased costs, expenses or liabilities incurred, reduction in amounts received or receivable, reduction in rate of return or required payment made or to be made (“Increased Costs”). The affected Series 2021-1 Noteholder shall deliver to the Issuer and the Seller a certificate setting forth the computation of the amount of any Increased Costs, which computation shall utilize reasonable averaging and attribution methods. Upon becoming aware thereof, an affected Series 2021-1 Noteholder shall promptly notify the Issuer and the Seller of any event or circumstance which could result in any payment being required to be made by the Issuer and the Seller to such Series 2021-1 Noteholder pursuant to this Section 5.3. Each of the Issuer and the Seller shall have no liability for any such demand hereunder to the extent it relates to Increased Costs not disclosed to the Issuer and the Seller within ninety (90) days of the Series 2021-1 Noteholder becoming aware of such Increased Costs.
It is expressly acknowledged and agreed by the parties hereto that the obligations of the Seller and the Issuer under this Section 5.3 shall survive the consummation of the transactions contemplated by any of the Series 2021-1 Agreements and, notwithstanding the occurrence of such events, shall continue in full force and effect (and, for the avoidance of doubt, the obligations of the Issuer are subject to Section 7.7).
Article 6
INTERCREDITOR PROVISIONS
1.1Class B Intercreditor Provisions
(a)The Class B Noteholder shall have the right to purchase (i) all, but not less than all, of the Series 2021-1 Class A Debt Securities from the Class A Noteholders, upon the occurrence of a Related Event of Default (including any Related Event of Default or Servicer Termination Event that has been waived by the Class A Noteholders or the Indenture Trustee acting on a direction from the Class A Noteholders), at a purchase price sufficient to pay the Class A Noteholders the aggregate outstanding principal amount of the Series 2021-1 Class A Debt Securities, plus all accrued and unpaid interest and fees thereon, and (ii) the Series 2021-1 Assets from the Issuer at a private sale, upon the occurrence of a Related Event of Default, at a price which is not less than the amount which is sufficient to allow the Issuer to pay the Class A Noteholders the aggregate outstanding principal amount of the Series 2021-1 Class A Debt Securities plus all accrued and unpaid interest and fees thereon. The Class A Noteholders shall not exercise their right under the Indenture to direct the Indenture Trustee with respect to any sale, assignment, granting of an option or options to purchase, contract to sell or other disposition of the Series 2021-1 Collateral, or any part thereof, in one or more portions at public or private sale or sales, until five (5) Business Days have passed since the occurrence of the Related Event of Default (or such later time as may be acceptable to the Class A Noteholders) and the Class B Noteholder has not entered into a legally binding agreement to purchase all of the Series 2021-1 Class A Debt Securities or Series 2021-1 Assets as provided in this Section 6.1 providing that the consummation of the purchase of the Series 2021-1 Class A Debt Securities or Series 2021-1 Assets shall occur within ten (10) Business Days following the occurrence of the Related Event of Default (or such later time as may be acceptable to the Class A Noteholders).
(b)Notwithstanding any other provision of the Series 2021-1 Agreements to the contrary, the Class B Noteholder shall have the sole right, in its sole discretion, to waive any Amortization Event or Related Event of Default related solely to a failure of the Issuer to make any payment of principal or interest due on the Series 2021-1 Class B Debt Securities and any purported waiver of any such Amortization Event or Related Event of Default by the Class A Noteholders shall be void.
(c)The appointment of (i) a Replacement Servicer (other than the Backup Servicer or Vervent Inc.) with respect to the Series 2021-1 Assets, or (ii) a successor Backup Servicer under the Backup Servicing Agreement shall each be subject to approval of the Class B Noteholder. Additionally, any Interest Rate Hedging Agreements entered into shall be in form and substance satisfactory to the Class B Noteholder, acting reasonably.
(d)Any party to this Agreement that delivers a notice to the Class A Noteholders pursuant to any of the Series 2021-1 Agreements shall also as soon as reasonably practicable deliver a copy of such notice to the Class B Noteholder and, in the case of any notices received by the Structuring Agent pursuant to any of the Series 2021-1 Agreements from any Person that is not party to this Agreement, the Structuring Agent shall as soon as reasonably practicable deliver a copy of such notices to the Class B Noteholder. The Class A Noteholders shall as soon as reasonably practicable deliver a copy of any notice it delivers to the Issuer, the Indenture Trustee or the Seller pursuant to any of the Series 2021-1 Agreements to the Class B Noteholder.

(e)If any amendment to any Series 2021-1 Agreement or any consent to any action or waiver of any provision of a Series 2021-1 Agreement that requires the consent of the Series 2021-1 Noteholders or a resolution of the Series 2021-1 Noteholders (including an Extraordinary Resolution) could reasonably be expected to have a material adverse effect on the Class B Noteholder, such amendment, waiver or consent shall be subject to the consent of the Class B Noteholder.
1.2Replacement of Series 2021-1 Noteholders
(a)[***]
(b)[***]
Article 7
GENERAL
1.1Assignment
(a)Neither the Issuer nor the Seller and the Servicer may assign or transfer any of its rights or obligations hereunder without the prior written consent of each of the Series 2021-1 Noteholders.
(b)No Series 2021-1 Noteholder may sell, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of or subject to any charge, lien, security interest or other encumbrance all or any interest herein or in Series 2021-1 Debt Securities except with the prior written consent of the Issuer and the Seller and the Servicer, not to be unreasonably withheld, and the purchaser, transferee or assignee assumes the obligations of the applicable Series 2021-1 Noteholder hereunder; and provided, for the avoidance of doubt, that the Series 2021-1 Debt Securities may only be sold, exchanged, transferred, assigned or otherwise disposed of in accordance with applicable securities laws and the terms of the Indenture.
(c)Notwithstanding Section 7.1(b), a Series 2021-1 Noteholder may:
(i)pledge, hypothecate or otherwise subject to any charge, lien, security interest or other encumbrance its interest herein and in the Series 2021-1 Debt Securities pursuant to any trust indenture or deed of hypothec granting security over the Series 2021-1 Noteholder’s assets;
(ii)sell, exchange, transfer, assign or otherwise dispose of all or any part of its interest herein and in the Series 2021-1 Debt Securities to (A) any Permitted Transferee without the consent of the Issuer or the Seller and the Servicer, provided any such sale, exchange, transfer, assignment or disposition does not result in any additional cost or expense to the Issuer or the Seller and the Servicer under Section 5.3 hereof and further provided that either the purchaser, transferee, assignee or assignor assumes the obligations of the Series 2021-1 Noteholder hereunder, or (B) to any other Canadian Schedule I bank or their Affiliates without the consent of the Issuer or the Seller and the Servicer, provided any such sale, exchange, transfer, assignment or disposition does not result in any additional cost or expense to the Issuer or the Seller and the Servicer under Section 5.3 hereof and further provided that either the purchaser, transferee, assignee or assignor assumes the obligations of the Series 2021-1 Noteholder hereunder; provided, for the avoidance of doubt, that the Series 2021-1 Debt Securities may only be sold, exchanged, transferred, assigned or otherwise disposed of in accordance with applicable securities laws and the terms of the Indenture; and
(iii)if a Servicer Termination Event or Related Event of Default occurs that has not been waived, transfer the whole or any part of its interest herein and in the Series 2021-1 Debt Securities without the consent of the Issuer or the Seller and the Servicer, subject to the transferee agreeing to be bound under the terms of this

Agreement and assuming the obligations of the Series 2021-1 Noteholder hereunder, provided, with respect to both (i) and (ii) above, for the avoidance of doubt, that the Series 2021-1 Debt Securities may only be sold, exchanged, transferred, assigned or otherwise disposed of in accordance with applicable securities laws and the terms of the Indenture.
1.2Governing Law
This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the parties hereto hereby attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.
1.3Severability
In the event that one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any Applicable Law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.
1.4Notices, etc.
Any notice, document or other communication required or permitted to be given or delivered hereunder shall, unless otherwise stated herein, be in writing (including photocopy, facsimile, electronic mail or other digital communication) and sent, as to each party hereto, at its address indicated as follows, or at such other address as shall be designated by such party in a written notice to the other parties hereto:
(a)if to the Issuer, addressed to it at:
[***]
(b)if to the Seller and the Servicer, addressed to it at:
[***]

(c)if to NBC, addressed to it at:
[***]

(d)if to Precision Trust, addressed to it at:
[***]

(e)if to the Class B Noteholder, addressed to it at:
[***]

(f)if to the Indenture Trustee, addressed to it at:
[***]

Any such communication that is given by personal delivery shall be deemed to have been received on the day of actual delivery thereof and any notice given by electronic mail shall be deemed to have been received on the first Business Day after the transmittal thereof.

1.5Waivers and Amendments
(a)This agreement may not be amended except by an agreement in writing between the parties hereto.
(b)No failure by a party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single exercise or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.
1.6Costs and Expenses
The Issuer shall be responsible for all fees and expenses (including reasonable legal fees and disbursements payable by the Series 2021-1 Noteholders to external counsel and any applicable taxes thereon) incurred by the Series 2021-1 Noteholders and their agents in connection with advice relating to the amendment or enforcement of this Agreement and the other Series 2021-1 Agreements and the transactions contemplated hereby and thereby.
1.7Limited Recourse
It is expressly acknowledged and agreed by the parties hereto that recourse for any amounts payable by the Issuer pursuant to this Agreement shall be limited to amounts available for such payments pursuant to the Indenture.
1.8Confidentiality
Each of the parties hereto shall make all reasonable efforts to hold all non-public information obtained pursuant to this Agreement and the transactions contemplated hereby or effected in connection herewith in accordance with its customary procedures for handling confidential information of this nature, provided that, notwithstanding the foregoing, the parties hereto may disclose non-public information as required by any governmental agency or representative thereof or pursuant to legal process or when required under Applicable Law, and may disclose non-public information to it professional advisors, dealers, investors and potential assignees, provided that such party is subject to similar confidentiality obligations in respect of any such disclosed non-public information.
1.9No Set-Off
The Issuer, Seller and Initial Servicer will make all payments required to be made hereunder or under any other Series 2021-1 Agreement without deduction or set-off (except as expressly permitted hereunder or under another Series 2021-1 Agreement), regardless of any defence or counterclaim.
1.10Binding Effect
This Agreement shall be binding upon and enure to the benefit of the parties hereto and, to the extent permitted hereunder, their respective successors and assigns.
1.11Execution in Counterparts
This Agreement or any amendment may be executed in any number of counterparts (including counterparts by facsimile, electronic transmission and email in PDF or similar transmissions) each of which, when so executed, shall be deemed to be an original and which counterparts together shall constitute one and the same agreement.
1.12Limitation of Liability of the Indenture Trustee
The Indenture Trustee is entering into this Agreement not in its individual capacity but solely in its capacity as Indenture Trustee under the Indenture. In executing this Agreement and acting hereunder, the Indenture Trustee shall be entitled to all of the rights, protections, indemnities, and immunities afforded to it in the Indenture. The permissive authorizations, entitlements, powers, and rights granted to the Indenture Trustee herein shall not be construed as duties. Any exercise of discretion on behalf of the Indenture Trustee shall be exercised in accordance with the terms of the Indenture.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

FLEXITI SECURITIZATION LIMITED PARTNERSHIP, by its general partner, FLEXITI SECURITIZATION GENERAL PARTNER INC.
Per:
Name:
Title:
Per:
Name:
Title:

CAN_DMS: \140620960\25
Signature Page to Note Purchase Agreement

FLEXITI SECURITIZATION GENERAL PARTNER INC., as General Partner, in its own right
Per:
Name:
Title:
Per:
Name:
Title:

CAN_DMS: \140620960\25
Signature Page to Note Purchase Agreement

FLEXITI FINANCIAL INC., as the Seller and the Initial Servicer
Per:
Name:
Title:
Per:
Name:
Title:

CAN_DMS: \140620960\25
Signature Page to Note Purchase Agreement

NATIONAL BANK OF CANADA, as a Class A Noteholder
Per:
Name:
Title:
Per:
Name:
Title:

CAN_DMS: \140620960\25
Signature Page to Note Purchase Agreement

BNY TRUST COMPANY OF CANADA, in its capacity as trustee of PRECISION TRUST, by its Securitization Agent BMO NESBITT BURNS INC., as a Class A Noteholder
Per:
Name:
Title:
Per:
Name:
Title:

CAN_DMS: \140620960\25
Signature Page to Note Purchase Agreement

NATIONAL BANK OF CANADA, as the Structuring Agent
Per:
Name:
Title:
Per:
Name:
Title:

CAN_DMS: \140620960\25
Signature Page to Note Purchase Agreement

WF TORCA, LTD., as Class B Noteholder, by its director, WATERFALL ASSET MANAGEMENT, LLC
Per:
Name:
Title:
Per:
Name:
Title:

CAN_DMS: \140620960\25
Signature Page to Note Purchase Agreement

COMPUTERSHARE TRUST COMPANY OF CANADA, as Indenture Trustee
Per:
Name:
Title:
Per:
Name:
Title:

CAN_DMS: \140620960\25
Signature Page to Note Purchase Agreement

Schedule A
COMMITMENT AMOUNTS

Class A Noteholder	Commitment Amount
National Bank of Canada	$300,000,000
Precision Trust	$150,000,000

Class B Noteholder	Commitment Amount
WF TORCA, Ltd.	$76,500,000

A-1

Schedule B
FORM OF AGREED UPON PROCEDURES SCOPE
[***]
Schedule C
FORM OF FUNDING REQUEST
[***]

C-1